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                        CAPSTAR BROADCASTING CORPORATION

                             FIRST AMENDMENT TO THE
                        CAPSTAR BROADCASTING CORPORATION
                             1998 STOCK OPTION PLAN


         THIS FIRST AMENDMENT TO THE CAPSTAR BROADCASTING CORPORATION 1998 STOCK OPTION PLAN (this "Amendment") is made and adopted by Capstar Broadcasting Corporation, a Delaware corporation (the "Corporation"), effective as of August 26, 1998.

                                    RECITALS

         WHEREAS, in contemplation of the consummation of the merger (the "Merger") of the Corporation with and into CBC Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, the Board of Directors of the Corporation approved this Amendment to amend the terms and provisions of the Capstar Broadcasting Corporation 1998 Stock Option Plan (the "Plan") as hereinafter set forth; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Plan.

                                   AMENDMENT

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Subsection 6(h) is amended by inserting the following proviso immediately after the semicolon (";") therein:

         provided, however, that with respect to any Option outstanding immediately after the consummation of the Merger, if on or before the second anniversary of the consummation of the Merger (i) the employment of an optionee of the Company or a Related Entity terminates for any reason other than those specified in subsections 6(e), (f) or (g) above or (ii) an optionee of the Company or a Related Entity resigns after any action by the Corporation or any of its subsidiaries which results in a material diminution in the position, authority, duties or responsibilities of the optionee, the Option shall vest in full and such optionee shall have the right to exercise his Option for the full amount of shares underlying the Option until the termination of the Option in accordance with its terms without regard, however, to any termination of employment provisions contained therein;



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         2. Subsection 7(a)(vii) is amended by replacing the phrase "7(d), (e)
or (f)" with the phrase "7(a)(iv), (v) or (vi)" and by inserting the following proviso immediately before the period (".") therein:

         provided, however, that with respect to any Option outstanding immediately after the consummation of the Merger, if on or before the second anniversary of the consummation of the Merger (i) the retention by the Company or a Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(a)(iv), (v) or (vi) above or (ii) an Eligible Non-Employee of the Company or a Related Entity voluntarily terminates his relationship with the Company or a Related Entity after any action by the Corporation or any of its subsidiaries which results in a material diminution in the position, authority, duties or responsibilities of the Eligible Non-Employee, the Option shall vest in full and such optionee shall have the right to exercise his Option for the full amount of shares underlying the Option until the termination of the Option in accordance with its terms without regard, however, to any termination of relationship provisions contained therein.

         Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.

         IN WITNESS WHEREOF, the Corporation, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.


                                       CAPSTAR BROADCASTING CORPORATION


                                       By:
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                                       Name:
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                                       Title:
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